SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2003

GSI LUMONICS INC.
(Exact name of registrant as specified in its charter)

New Brunswick, Canada

(State or other jurisdiction of incorporation)

000-25705	98-0110412

(Commission File Number)	(I.R.S. Employer Identification No.)

39 Manning Road, Billerica, Massachusetts 01821

(Address of principal executive offices, including zip code)

(978) 439-5511

(Registrant’s telephone number, including area code)

ITEM 9.    REGULATION FD DISCLOSURE.

(Intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216)

     On July 22, 2003, GSI Lumonics Inc. (the Company) issued a press release announcing its financial position and results of operations as of and for the fiscal quarter ended June 27, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

     In accordance with interim guidance issued by the Securities and Exchange Commission on March 27, 2003 in Release No. 33-8216, the information in this Current Report on Form 8-K (including the press release attached as Exhibit 99.1 hereto), which the Company intends to furnish under Item 12, is being furnished under Item 9.

     The information furnished pursuant to this Current Report on Form 8-K (including the press release attached as Exhibit 99.1 hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired

Not required.

(b)	Pro Forma Financial Information

Not required.

(c)	Exhibits

99.1 Press Release issued July 22, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI LUMONICS INC. (Registrant)

Date: July 22, 2003	By: /s/ Thomas R. Swain

Thomas R. Swain, Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued July 22, 2003.